UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2016

Spotlight Innovation Inc.
(Exact name of registrant as specified in its charter)

Nevada	333 141060	98 0518266
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6750 Western Parkway, Suite 200 226, West Des Moines, IA	50266
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (515) 274-9087

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)

☐ Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐ Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 4.01 Change in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On June 22, 2016, Spotlight Innovation Inc. (the "Company") notified WithumSmith+Brown, PC of its dismissal as the Company's independent registered public accounting firm effective as of that date. The decision to change independent registered public accounting firms was approved by the Company's Board of Directors.

WithumSmith+Brown, PC did not issue an audit report on the financial statements of the Company as of any date or for any period. During the time WithumSmith+Brown, PC served as the Company's independent registered public accounting firm there were no disagreements with WithumSmith+Brown, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WithumSmith+Brown, PC, would have caused WithumSmith+Brown, PC to make reference in connection with its opinion (had it issued one) to the subject matter of the disagreement. WithumSmith+Brown, PC believes there are two reportable events (as defined in Item 304(a)(1)(v) of Regulation S K):

(1)	The identification of certain material weaknesses in the Company's internal control over financial reporting which were communicated to management and the audit committee; and

(2)

During the course of their audit of the Company's financial statements for the year ended December 31, 2015, WithumSmith+Brown, PC were informed of and identified and communicated to management and the Audit Committee of the Company certain potential errors in the Company's accounting that may materially affect the financial statements previously issued and those to be issued. Due to the dismissal of WithumSmith+Brown, PC by the Company on June 22, 2016, WithumSmith+Brown, PC were not able to investigate the impact of those potential errors further.

WithumSmith+Brown, PC's letter to the U.S. Securities and Exchange Commission stating its agreement with the statements in these paragraphs is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On June 22, 2016, the Company selected GBH CPAs, PC as its new independent registered public accounting firm. The decision to engage GBH CPAs, PC as the Company's independent registered public accounting firm was approved by the Company's Board of Directors. GBH CPAs, PC served as the Company's independent registered public accounting firm, having rendered an audit opinion on the Company's financials for the years ended December 31, 2014, and 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

The following document is furnished as an Exhibit pursuant to Item 4.01 hereof:

Exhibit 16.1 –	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission dated June 24, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPOTLIGHT INNOVATION INC.

Dated: June 27, 2016	By:	/s/ Cristopher Grunewald
Cristopher Grunewald
President and Chief Executive Officer

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EXHIBIT INDEX

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

The following document is filed as an Exhibit pursuant to Item 4.01 hereof:

Exhibit 16.1 –	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission dated June 24, 2016.

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